                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                      Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                              CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                              TRUST ACCOUNT #3334224-0
                              REMITTANCE DATE:  10/16/95

                                                   Total $         Per $1,000
                                                    Amount          Original
                                                 ------------      -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              4,042,257.67

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                0.00

A.   Interest
     (2)  Aggregate Interest
          a.  Class A-1 Remittance Rate
               (6.05%, unless Weighted Average
                Contract Rate is below 6.05%)           6.05%
          b.  Class A-1 Interest                   209,767.58      4.46314000
          c.  Class A-2 Remittance Rate
               (6.10%, unless Weighted Average
                Contract Rate is below 6.10%)           6.10%
          d.  Class A-2 Interest                   320,250.00       5.08333333
          e.  Class A-3 Remittance Rate
               (6.30%, unless Weighted Average
                Contract Rate is below 6.30%)           6.30%
          f.  Class A-3 Interest                   162,750.00       5.25000000
          g.  Class A-4 Remittance Rate
               (6.75%, unless Weighted Average
                Contract Rate is below 6.75%)           6.75%
          h.  Class A-4 Interest                   270,000.00       5.62500000
          i.  Class A-5 Remittance Rate
               (6.95%, unless Weighted Average
                Contract Rate is below 6.95%)           6.95%
          j.  Class A-5 Interest                   231,666.67       5.79166675
          k.  Class A-6 Remittance Rate
               (7.30%, unless Weighted Average
                Contract Rate is below 7.30%)           7.30%
          l.  Class A-6 Interest                   221,433.33       6.08333324

     (3)  Amount applied to:
          a.  Unpaid Class A Interest
              Shortfall                                   .00              .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                              CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                              TRUST ACCOUNT #3334224-0
                              REMITTANCE DATE:  10/16/95


     (4)  Remaining:
          a.  Unpaid Class A Interest
              Shortfall                                   .00              .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                1,200,609.26              N/A
          a. Scheduled Principal                   489,910.36              N/A
          b. Principal Prepayments                 667,301.32              N/A
          c. Liquidated Contracts                   43,397.58              N/A
          d. Repurchases                                  .00              N/A

     (6)  Pool Scheduled Principal
           Balance                             313,189,789.92     979.38038112
    (6a)  Pool Factor                               .97938038

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                            .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance, divided by
          Pool Scheduled Principal Balance)             91.86%


     (9)  Class A Percentage for the following
          Remittance Date                               91.82%

    (10)  Class A Principal Distribution:
          a. Class A-1                           1,200,609.26      25.54487787
          b. Class A-2                                    .00              .00
          c. Class A-3                                    .00              .00
          d. Class A-4                                    .00              .00
          e. Class A-5                                    .00              .00
          f. Class A-6                                    .00              .00

    (11)  Class A-1 Principal Balance           40,406,183.92     859.70604085
   (11a)  Class A-1 Pool Factor                     .85970604

    (12)  Class A-2 Principal Balance           63,000,000.00     1000.0000000
   (12a)  Class A-2 Pool Factor                    1.00000000

    (13)  Class A-3 Principal Balance           31,000,000.00     1000.0000000
   (13a)  Class A-3 Pool Factor                    1.00000000

    (14)  Class A-4 Principal Balance           48,000,000.00     1000.0000000
   (14a)  Class A-4 Pool Factor                    1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                              CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                              TRUST ACCOUNT #3334224-0
                              REMITTANCE DATE:  10/16/95

    (15)  Class A-5 Principal Balance           40,000,000.00     1000.0000000
   (15a)  Class A-5 Pool Factor                    1.00000000

    (16)  Class A-6 Principal Balance           36,400,000.00     1000.0000000
   (16a)  Class A-6 Pool Factor                    1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                            .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                             2,377,633.54               78

    (19)  60 days or more                          789,650.94               26

    (20)  Current Month Repossessions              219,381.72                9

    (21)  Repossession Inventory                   288,218.45               12

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                                .25%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   .12%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current
           Remittance Date                                                .76%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                   .57%

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                              CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                              TRUST ACCOUNT #3334224-0
                              REMITTANCE DATE:  10/16/95

(24)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from July 1, 1999 to
           June 30, 2000, 6.5% from July 1, 2000 to
           June 30, 2001, 8.5% from July 1, 2001 to
           June 30, 2002 and 9.5% thereafter)                           .0008%

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance
           Date                                                       1,666.81

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                         .003%

(26)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 12%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $6,395,672.00                                              8.14%

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
       PASS-THROUGH CERTIFICATES, SERIES 1995-4
                 CLASS M1 CERTIFICATES
                    MONTHLY REPORT                         CUSIP#'S 393505-GS5
                    September, 1995                   TRUST ACCOUNT #3334224-0
                        Page 5                      REMITTANCE DATE:  10/16/95


                                                   Total $        Per $1,000
                                                   Amount          Original
                                                -------------    -------------
    CLASS M1 CERTIFICATES
    ---------------------
  (27)  Amount available (including Monthly
        Servicing Fee)                           1,425,780.82

   A.   Interest
  (28)  Aggregate interest
        a.  Class M-1 Remittance Rate (7.60%,
            unless Weighted Average Contract
            Rate is below 7.60%)                        7.60%
        b.  Class M-1 Interest                     182,273.33       6.33333322

  (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                 .00                0

  (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                 .00                0

  (31)  Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall           .00                0

  (32)  Remaining:
        a.  Unpaid Class M-1 Interest Shortfall           .00                0

   B.   Principal
  (33)  Formula Principal Distribution Amount
        a.  Scheduled Principal                           .00              N/A
        b.  Principal Prepayments                         .00              N/A
        c.  Liquidated Contracts                          .00              N/A
        d.  Repurchases                                   .00              N/A

  (34)  Class M-1 Principal Balance             28,780,000.00    1000.00000000
 (34a)  Class M-1 Pool Factor                      1.00000000

  (35)  Class M-1 Percentage after prior
        Remittance Date                                  .00%

  (36)  Class M-1 Percentage for such Remittance
        Date                                             .00%

  (37)  Class M-1 Percentage for the following
        Remittance Date                                  .00%

  (38)  Class M-1 Principal Distribution:
        a.  Class M-1                                     .00       0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                          .00

  (39)  Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                                             CUSIP#'S 393505-GT3, GU0
                                             REMITTANCE DATE:  10/16/95


                                                   Total $        Per $1,000
                                                   Amount          Original
                                                -------------    -------------

  Class B1 Certificates
  ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                            1,243,507.49

  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                     7.30%

  (3)  Aggregate Class B1 Interest                  77,866.67      6.08333359

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                              .00             .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                 .00             .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                  .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                  .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date           .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)              .00

 (9a)  Class B Percentage for the following
       Remittance Date                                    .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)             .00

(11a)  Class B1 Principal Shortfall                       .00

(11b)  Unpaid Class B1 Principal Shortfall                .00

 (12)  Class B Principal Balance                25,603,606.00

 (13)  Class B1 Principal Balance               12,800,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 2

                                          CUSIP#'S  393505-GT3, GU0
                                          REMITTANCE DATE:  10/16/95


                                                   Total $        Per $1,000
                                                   Amount          Original
                                                -------------    -------------
   Class B2 and C Certificates
   --------------------------
  (12)  Remaining Amount Available               1,165,640.82

  (13)  Class B-2 Remittance Rate (7.70%
        unless Weighted Average Contract
        Rate is less than 7.70%)                        7.70%

  (14)  Aggregate Class B2 Interest                 82,156.47       6.41666652

  (15)  Amount applied to Unpaid Class
        B2 Interest Shortfall                             .00              .00

  (16)  Remaining Unpaid Class B2
        Interest Shortfall                                .00              .00

  (17)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date          .00

  (18)  Class B2 Principal Liquidation Loss Amount        .00

  (19)  Class B2 Principal (zero until Class B1
        paid down; thereafter, Class B Percentage
        of Formula Principal Distribution Amount)         .00

  (20)  Guarantee Payment                                 .00

  (21)  Class B2 Principal Balance              12,803,606.00

  (22)  Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive
        at Amount Available if the Company is
        not the Servicer; deducted from funds
        remaining after payment of Class A
        Distribution Amount, Class M-1 Distribution
        Amount, Class B-1 Distribution Amount and
        Class B-2 Distribution Amount; if the
        Company is the Servicer)                   130,996.00

  (23)  3% Guarantee Fee                           785,976.00

  (24)  Class C Residual Payment                   166,512.35

  (25)  Class M-1 Interest Deficiency on such
        Remittance Date                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 3

                                          CUSIP#'S  393505-GT3, GU0
                                          REMITTANCE DATE:  10/16/95


                                                   Total $        Per $1,000
                                                   Amount          Original
                                                -------------    -------------

  (26)  Class B-1 Interest Deficiency on such
        Remittance Date                                   .00

  (27)  Repossessed Contracts                      219,381.72

  (28)  Repossessed Contracts Remaining
        in Inventory                               288,218.45

  (29)  Weighted Average Contract Rate               11.12577

                                      GTFC
                                     1995-4
                                September, 1995
                              Defaulted Contracts




                                                   Estimated
                                     Repurchase     Loss at
Account#    Principal    Interest      Amount      Sale Date
--------    ---------    --------    ----------    ---------

53315722     14,235.96     82.92      14,318.88     1,666.81
77323414     29,161.62    169.86      29,331.48          .00
            ----------   -------     ----------    ---------

TOTALS      $43,397.58   $252.78     $43,650.36    $1,666.81
            ==========   =======     ==========    =========